SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934

                      Date of Report - November 12, 1999

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
             (Exact name of registrant as specified in its charter)

NEW YORK                           1-3268               14-0555980
-------------------           ----------------        -------------
State or other                (Commission File        (IRS Employer
jurisdiction of                Identification)         Number)
incorporation number

284 SOUTH AVENUE, POUGHKEEPSIE, NEW YORK                12601-4879
----------------------------------------                ----------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (914) 452-2000


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Item 5.     Other Events.

            Effective November 12, 1999, the trading symbol of Registrant's Common Stock, listed on the New York Stock Exchange, was changed from "CNH" to "CHG."

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

                         CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                          (Registrant)


                        By:          /S/  STEVEN V. LANT
                            -------------------------------------
                                          Steven V. Lant
                                   Chief Financial Officer, Treasurer
                                          and Secretary

Dated:  November 12, 1999


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